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                                                                 EXHIBIT 10.7

                                     JPE, INC.
                2002 INCENTIVE COMPENSATION PLAN FOR KEY EMPLOYEES

1.    PURPOSE

      The purpose of the JPE, Inc. 2002 Incentive Compensation Plan for Key Employees (the "Plan") is to provide incentive compensation award opportunities for 2002 to certain eligible employees of JPE, Inc. or an affiliate thereof (collectively, the "Company"). Such award opportunities shall be based on the achievement of pre-established, specific goals (as defined below) relating to Company- and (where applicable) plant-specific "EBITDA" (as defined in Section 3(a)(i) below), and shall be awarded in the discretion of JPE, Inc.

2.    ELIGIBLE EMPLOYEES

      A.   ELIGIBILITY TO PARTICIPATE

           The Plan shall only apply to those employees of the Company who are designated as participants in writing by the "Board Committee" (as defined in Section 9(a) below) ("Participants") and who:

           i. Are employed by the Company on a regular full-time salaried basis as of December 31, 2002, including any such employee who is absent from work due to an authorized paid or unpaid leave of absence; and

           ii. Are still employed by the Company on a regular full-time salaried basis as of the date in 2003 on which the incentive compensation awards under the Plan are paid out, including any such employee who is absent from work due to an authorized paid or unpaid leave of absence.

      B.   EMPLOYEES HIRED AFTER JANUARY 1, 2002

           A Participant who is hired after January 1, 2002 who satisfies both of the eligibility requirements set forth in subsection (a) above shall be eligible to receive an incentive compensation award for 2002 under the Plan. Any such award shall, however, be prorated to reflect the number of full weeks in 2002 actually worked by such individual as a regular full-time salaried employee of the Company through December 31, 2002, as a fraction of 52 weeks.

      C.   DEATH OR DISABILITY

           A Participant who is employed by the Company as a regular full-time salaried employee during any part of 2002, but whose employment with the Company terminates in 2002 or 2003 due to death or "Disability" (as defined for purposes of the Company's group health plan) prior to the date in 2003 on which the incentive compensation awards under the Plan are paid out shall be eligible to receive an incentive compensation award under the Plan. Any such award shall be prorated to reflect the number of full weeks in 2002 actually worked by such individual as a regular full-time salaried employee of the Company through

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           December 31, 2002, as a fraction of 52 weeks. Payments of an incentive compensation award under this subsection (c) shall be payable to a Participant's estate, in the case of death.

      D.   OTHER TERMINATIONS

           An otherwise eligible Participant whose employment with the Company terminates for any reason other than death or Disability prior to the 2003 payment date for incentive compensation awards under the Plan shall not receive any incentive compensation award payout under the Plan.

      E.   LEAVES OF ABSENCE

           A Participant who is employed by the Company as a regular full-time salaried employee during any part of 2002, but whose employment with the Company is interrupted in 2002 due to an authorized paid or unpaid leave of absence shall be eligible to receive an incentive compensation award under the Plan. Any such award shall be prorated to reflect the number of full weeks in 2002 actually worked by such individual as a regular full-time salaried employee of the Company through December 31, 2002, as a fraction of 52 weeks.


3.    PERFORMANCE GOALS

      A.   COMPANY PERFORMANCE GOALS

           i. For 2002, the "Company Target EBITDA" shall be $5,381,000 of Company Adjusted EBITDA. "Company Adjusted EBITDA" is the Company's audited earnings before interest, taxes, depreciation and amortization ("EBITDA") for 2002 determined in accordance with generally accepted accounting principles ("GAAP"), but excluding any accrual for incentive compensation awards to be paid for 2002 under this Plan.

           ii. The "Company Threshold EBITDA" shall be $4,304,800, 80% of the Company Target EBITDA.

      B.   PLANT PERFORMANCE GOALS

           i. For 2002, the "Plant Target EBITDA" shall be $4,239,000 (for the East Tawas Plant), $681,000 (for the Beavercreek Plant), and $5,236,000 (for the Dayton Parts Plant) of applicable Plant Adjusted EBITDA. "Plant Adjusted EBITDA" is, for each respective plant, the plant's audited EBITDA for 2002 determined in accordance with GAAP, but excluding any accrual for incentive compensation awards to be paid for 2002 under this Plan.

           ii. The "Plant Threshold EBITDA" shall be $3,391,200 (for the East Tawas Plant), $544,800 (for the Beavercreek Plant), and $4,188,800 (for the Dayton Parts Plant), 80% of the respective Plant Target EBITDA.

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4.    INCENTIVE COMPENSATION

      For 2002, each Participant may earn incentive compensation, expressed as a percentage of the Participant's base salary, if Company (and/or Plant, if applicable) Adjusted EBITDA equals or exceeds Company (and/or Plant, if applicable) Threshold EBITDA. The incentive compensation that may be paid to a Participant if Company (and/or Plant, if applicable) Adjusted EBITDA equals Company (and/or Plant, if applicable) Target EBITDA ("Target Incentive Compensation") shall be specified by the Board Committee in writing. Such Target Incentive Compensation shall be allocated as follows:


      A. For Participants who are not employed at the East Tawas, Beavercreek, or Dayton Parts Plant, 100% of the incentive compensation that may be earned shall be based on the Company Adjusted EBITDA as a percentage of the Company Target EBITDA (the "Corporate Performance Portion").

      B. For Participants who are employed at the East Tawas, Beavercreek, or Dayton Parts Plant:

           i. Forty percent of the incentive compensation that may be earned shall be based on the Company Adjusted EBITDA as a percentage of the Company Target EBITDA (the "Corporate Performance Portion"); and

           ii. Sixty percent of the incentive compensation that may be earned shall be based on the applicable Plant Adjusted EBITDA as a percentage of the applicable Plant Target EBITDA (the "Plant Performance Portion").

5.    CALCULATION OF CORPORATE PERFORMANCE PORTION OF TARGET INCENTIVE
      COMPENSATION

      A.   COMPANY ADJUSTED EBITDA EQUAL TO COMPANY TARGET EBITDA

           If Company Adjusted EBITDA equals Company Target EBITDA for 2002, 100% of the Corporate Performance Portion of the Participant's Target Incentive Compensation shall be earned.

      B.   COMPANY ADJUSTED EBITDA BELOW COMPANY TARGET EBITDA

           i. If Company Adjusted EBITDA is less than Company Threshold EBITDA for 2002, none of the Corporate Performance Portion of the Participant's Target Incentive Compensation shall be earned.

           ii. If Company Adjusted EBITDA is equal to or greater than Company Threshold EBITDA, but less than 90% of Company Target EBITDA for 2002, 10% of the Corporate Performance Portion of the Participant's Target Incentive Compensation shall be earned.

                For Example:
                Company Target EBITDA         =     $5,381,000

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                Company Adjusted EBITDA       =     $4,573,850 (85% of Company
                                                                Target EBITDA)
                Participant's Base Salary     =     $100,000
                Target Incentive Compensation =     25%

                Because 85% of Company Target EBITDA was reached in 2002, the Participant, if he or she is not employed at the East Tawas, Beavercreek or Dayton Parts Plant, would receive $2,500, 10% of his or her Target Incentive Compensation (10% x 25% x $100,000 = $2,500). The Participant, if he or she is employed at one of the aforementioned plants, would receive as his or her Corporate Performance Portion $1,000, 10% of 40% of his or her Target Incentive Compensation (10% x 40% x 25% x $100,000 = $1,000).

           iii. If Company Adjusted EBITDA is equal to or greater than 90% of Company Target EBITDA, but less than Company Target EBITDA for 2002, 20% of the Corporate Performance Portion of the Participant's Target Incentive Compensation shall be earned.

                For Example:
                Company Target EBITDA         =     $5,381,000
                Company Adjusted EBITDA       =     $5,111,950 (95% of Company
                                                                Target EBITDA)
                Participant's Base Salary     =     $100,000
                Target Incentive Compensation =     25%

                Because 95% of the Company Target EBITDA was reached in 2002, the Participant, if he or she is not employed at the East Tawas, Beavercreek or Dayton Parts Plant, would receive $5,000, 20% of his or her Target Incentive Compensation (20% x 25% x $100,000 = $5,000). The Participant, if he or she is employed at one of the aforementioned plants, would receive $2,000, 20% of 40% of his or her Target Incentive Compensation as his or her Corporate Performance Portion (20% x 40% x 25% x $100,000 = $2,000).

      C.   COMPANY ADJUSTED EBITDA ABOVE COMPANY TARGET EBITDA

           i. If Company Adjusted EBITDA is greater than Company Target EBITDA for 2002, 100% of the Corporate Performance Portion of the Participant's Target Incentive Compensation shall be earned plus an additional 2% for each percentage point that Company Adjusted EBITDA exceeds Company Target EBITDA, up to 150% of Company Target EBITDA.

                For Example:
                Company Target EBITDA         =     $5,381,000
                Company Adjusted EBITDA       =     $6,457,200 (120% of
                                              Company Target EBITDA)
                Participant's Base Salary     =     $100,000
                Target Incentive Compensation =     25%

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                Because 120% of Company Target EBITDA was reached in 2002, the
                Participant, if he or she is not employed at the East Tawas, Beavercreek or Dayton Parts Plant, would receive $35,000, 140% of his or her Target Incentive Compensation (140% x 25% x $100,000 = $35,000). (120% is 20 percentage points in excess of 100% of Company Target EBITDA, and so the Participant's incentive compensation is increased to 140% of his or her Target Incentive Compensation.) The Participant, if he or she is employed at one of the aforementioned plants, would receive $14,000 as his or her Corporate Performance Portion, 140% of 40% of his or her Target Incentive Compensation (140% x 40% x 25% x $100,000 = $14,000).

                                      *   *   *   *   *

                Company Target EBITDA         =     $5,381,000
                Company Adjusted EBITDA       =     $8,609,600 (160% of
                                              Company Target EBITDA)
                Participant's Base Salary     =     $100,000
                Target Incentive Compensation =     25%

                Because 160% of Company Target EBITDA was reached in 2002 but the excess is capped at 150% for purposes of the Plan, the Participant, if he or she is not employed at the East Tawas, Beavercreek or Dayton Parts Plant, would receive $50,000, 200% of his or her Target Incentive Compensation (200% x 25% x $100,000 = $50,000). (150% is 50 percentage points in excess of 100% of Company Target EBITDA, and so the Participant's incentive compensation is increased to 200% of his or her Target Incentive Compensation.) The Participant, if he or she is employed at one of the aforementioned plants, would receive $20,000 as his or her Corporate Performance Portion, 200% of 40% of his or her Target Incentive Compensation (200% x 40% x 25% x $100,000 = $20,000).


6.    CALCULATION OF PLANT PERFORMANCE PORTION OF TARGET INCENTIVE COMPENSATION

      a.   PLANT ADJUSTED EBITDA EQUAL TO PLANT TARGET EBITDA

      If Plant Adjusted EBITDA equals Plant Target EBITDA for 2002, 100% of the Plant Performance Portion of the Participant's Target Incentive Compensation shall be earned for that year.

      b.   PLANT ADJUSTED EBITDA BELOW PLANT TARGET EBITDA

           i. If Plant Adjusted EBITDA is less than Plant Threshold EBITDA for 2002, none of the Plant Performance Portion of the Participant's Target Incentive Compensation shall be earned.

           ii. If Plant Adjusted EBITDA is equal to or greater than Plant Threshold EBITDA, but less than 90% of Plant Target EBITDA, 10% of

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                the Plant Performance Portion of the Participant's
                Target Incentive Compensation shall be earned.

                For Example:
                East Tawas Plant Target EBITDA      =     $4,239,000
                Actual Adjusted EBITDA              =     $3,603,150 (85% of
                                                          Plant Target EBITDA)
                Participant's Base Salary           =     $100,000
                Target Incentive Compensation       =     25%

                Because 85% of Plant Target EBITDA was reached in 2002, the Participant would receive as his or her Plant Performance Portion $1,500, 10% of 60% of his or her Target Incentive Compensation (10% x 60% x 25% x $100,000 = $1,500).

           iii. If Plant Adjusted EBITDA is equal to or greater than 90% of Plant Target EBITDA, but less than Plant Target EBITDA, 20% of the Plant Performance Portion of the Participant's Target Incentive Compensation shall be earned.

      c.   PLANT ADJUSTED EBITDA ABOVE PLANT TARGET EBITDA

           If Plant Adjusted EBITDA is greater than Plant Target EBITDA for 2002, 100% of the Plant Performance Portion of the Participant's Target Incentive Compensation will be earned plus an additional 2% for each percentage point that Plant Adjusted EBITDA exceeds Plant Target EBITDA, up to 150% of Plant Target EBITDA.

7.    TIMING OF AWARDS

      a. All incentive compensation award determinations under the Plan shall be made based on Company and (if applicable) Plant Adjusted EBITDA, as determined by the Board Committee, in its sole discretion.

      b. Subject to subsection (c) below, all payments of incentive compensation awards made under the Plan shall be made by the Company only after:

           i. JPE, Inc. has determined the Company and Plant Adjusted EBITDA for 2002;

           ii. JPE, Inc.'s independent auditors have completed the financial audit; and

           iii. The Board Committee has approved any incentive compensation award payouts based on such results and any other applicable determinations it makes (not more than 30 days after the audited financial results are certified and delivered to the Board Committee).

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      c.   DISCRETION BY JPE, INC. TO MAKE INCENTIVE COMPENSATION AWARDS

           Notwithstanding any other provision of the Plan to the contrary, JPE, Inc. (acting through its Board of Directors) has the sole discretion whether or not to pay an incentive compensation award to any or all Participants under the Plan. Further, JPE, Inc. (acting through its Board of Directors) may terminate the Plan at any time, with or without notice to the Participants and without regard to the effect any such termination has on any incentive compensation award(s) under the Plan.

8.    SALE OF THE EMPLOYER

      a.   BUYER'S ASSUMPTION OF OBLIGATION

           If the Participant's "Employer" (as defined in subsection (d) below) undergoes a "Change in Control" (as defined in subsection (c) below) and the buyer of the Employer assumes the Employer's obligations under the Plan, then Participants may receive incentive compensation as calculated in accordance with Sections 5 and/or 6.

      b.   PRO-RATA INCENTIVE COMPENSATION

           Subject to Section 7(c), if the Employer undergoes a Change in Control and the buyer of the Employer does not assume the Employer's obligations under the Plan, then each Participant may receive incentive compensation under the Plan based on the Company (and Plant, if applicable) Adjusted EBITDA through the last day of the month before the month that contains the closing date of the Change in Control as a percentage of the Company (and Plant, if applicable) Target EBITDA, as budgeted through such last day of the month. Any such incentive compensation shall be prorated by the number of calendar days in 2002 prior to the closing date of the Change in Control, divided by 365.

      c.   "CHANGE IN CONTROL"

           For purposes of this Section, the term "Change in Control" shall mean:

           i. that any person or entity, including a "group" (within the meaning of Rule 13d-1 under the Securities Exchange Act of 1934, as amended ("Exchange Act")), but excluding any private equity fund managed by Questor Management Company, LLC ("Questor"), any affiliate of any such fund and any group of which any such fund or affiliate may be a member, becomes (in one transaction or in a series of related transactions) the beneficial owner of all or substantially all of the shares of the Employer held by QP Acquisition #2, Inc. or JPE, Inc, as applicable; or.

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           ii.  that any one or more persons or entities, including a "group"
                (within the meaning of Rule 13d-1 under the Exchange Act), but excluding any private equity fund managed by Questor, any affiliate of any such fund and any group of which any such fund or affiliate may be a member, becomes the owner of all or substantially all of the assets of the Employer (in one transaction or in a series of transactions).

      d.   "EMPLOYER"

           For purposes of this Section, the term "Employer" shall mean:

           i. for a Participant employed by the Company and not by the East Tawas, Beavercreek or Dayton Parts Plant - JPE, Inc.;

           ii. for a Participant employed at the East Tawas Plant - Starboard Industries, Inc.;

           iii. for a Participant employed at the Beavercreek Plant - Plastic Trim, Inc.; and

           iv. for a Participant employed at the Dayton Parts Plant - Dayton Parts, Inc.

9.    GENERAL PROVISIONS

      a.   ADMINISTRATION

           The Plan shall be administered by a committee of directors (the "Board Committee") designated by JPE, Inc.'s Board of Directors. The Board Committee shall have the power and authority to delegate various functions to one or more officers of JPE, Inc., subject to the Board Committee's oversight and approval, and to such guidelines and parameters as the Board Committee may set from time to time, in its sole discretion.

           Subject to such limitations as the Board of Directors may set forth from time to time, and subject to the limitations of Section 7(c), the Board Committee shall have the authority, in its sole discretion, to make all determinations and interpretations regarding any issues arising under the terms of the Plan as set forth herein, including, but not limited to, issues regarding Participant status or the size of any incentive compensation award. All determinations made by the Board Committee shall be final and binding on all parties.

      b.   AMENDMENT OF PLAN

           The Board of Directors may at any time amend the Plan, with or without notice to the Participants.

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      c.   APPLICABLE LAW

           Any issue arising under, or otherwise relating to rights under, the Plan shall be governed by, and construed in accordance with, the laws of the State of Michigan, applied without regard to conflict of law principles.

      d.   TAX WITHHOLDING

           The Company shall have the right to make such provision(s) and take such action(s) as it may deem necessary or appropriate for the withholding of any and all Federal, state or local taxes that the Company may be required to withhold with respect to any incentive compensation awards paid under the Plan.

      e.   NO EMPLOYMENT RIGHTS CREATED

           Neither the existence of the Plan nor the participation of a Participant in the Plan shall give any individual the right to be, or continue to be, employed by the Company, and the Company specifically reserves the right to terminate any employee's employment with the Company at any time for any reason with or without notice or cause.

      f. IMPACT OF INCENTIVE COMPENSATION AWARDS ON OTHER PLANS, PROGRAMS AND ARRANGEMENTS

           Awards under the Plan shall not be treated as covered compensation for purposes of any other compensation or benefit plan, program or arrangement of the Company, provided, however, that incentive compensation awards under the Plan shall be counted as covered compensation for purposes of The JPE, Inc. 401(k) Savings Plan if and to the extent such plan otherwise so provides subject, however, to any applicable limitations on covered compensation under the Employee Retirement Income Security Act of 1974, as amended, or the Internal Revenue Code of 1986, as amended.

      g.   INAPPLICABILITY TO YEARS OTHER THAN 2002

           The Plan shall only apply to 2002, based on actual 2002 performance compared to the performance targets for that year, and shall not apply to any other year.

      h.   NON-ASSIGNABILITY AND GENERAL CREDITOR STATUS

           An award under the Plan shall not be transferable or otherwise assignable except in the event of the Participant's death (in which case any earned incentive compensation shall be payable to the Participant's estate, subject to Section 2(c)), and any attempt to transfer or assign such opportunity other than due to the Participant's death shall render the award voidable in the sole discretion of JPE, Inc.

           Nothing contained in the Plan shall provide any Participant with any rights with respect to any specific assets of the Company, and eligible Participants shall only have the rights of a general creditor with respect to any incentive compensation awards actually earned for 2002.

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      i.   HEADINGS

           The headings used in this document are for convenience only and are not intended to impact the meaning or interpretation of the Plan.

10.   EFFECTIVE DATE

      This Plan was adopted by JPE, Inc. and certain of its affiliates on July 19, 2002, effective as of January 1, 2002.

                                                JPE, Inc.


                                                By: /s/ Scott K. Koepke
                                                    -----------------------


                                                Starboard Industries, Inc.


                                                By: /s/ Scott K. Koepke
                                                    -----------------------


                                                Plastic Trim, Inc.


                                                By: /s/ Scott K. Koepke
                                                    -----------------------


                                                Dayton Parts, Inc.


                                                By: /s/ Scott K. Koepke
                                                    -----------------------


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